SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): November 15, 2005
                                                     (November 15, 2005)

                     TrustCo Bank Corp NY


         (Exact name of registrant as specified in its charter)

                         New York
            (State or other jurisdiction of incorporation)


     0-10592                                    14-1630287
 -------------------------               ---------------------------------
 (Commission File Number)                (IRS Employer Identification No.)


          5 Sarnowski Drive, Glenville, New York 12302
           (Address of principal executive offices) (Zip Code)



   Registrant's telephone number, including area code: (518) 377-3311
                                                        --------------





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TrustCo Bank Corp NY


Item 8.01. Other Events
---------  ------------
           A press release was issued on November 15, 2005 declaring a quarterly cash dividend of $0.16 per share, payable January 3, 2006, to the shareholders of record at the close of business on December 9, 2005. Attached is the press release labeled as exhibit 99(a).




Item 9.01. Financial Statements & Exhibits
---------- -------------------------------
           (c) Exhibits


           Reg S-K Exhibit No.  Description
               99(a) One page press release dated November 15, 2005 declaring a quarterly cash dividend of $0.16 per share, payable January 3, 2006, to the shareholders of record at the close of business on December 9, 2005.









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                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 15, 2005

                                        TrustCo Bank Corp NY
                                        (Registrant)


                                        By:/s/ Robert T. Cushing
                                        ----------------------------
                                           Robert T. Cushing
                                           Executive Vice President and
                                           Chief Financial Officer





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                         Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No. Description                                Page
------------------  ----------------------------            ----------
      99(a)         One page press release dated                5
                    November 15, 2005, declaring a
                    quarterly cash dividend of $0.16 per
                    share, payable January 3, 2006, to
                    the shareholders of record at the
                    close of business on December 9, 2005.



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                                                           Exhibit 99(a)

TRUSTCO
Bank Corp NY                                         News Release
------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                              NASDAQ - TRST

             Robert M. Leonard
             Administrative Vice President
             518-381-3693


FOR IMMEDIATE RELEASE:


                         TRUSTCO INCREASES CASH DIVIDEND


Glenville, New York - November 15, 2005 - Today the Board of Directors of TrustCo Bank Corp NY declared an increased quarterly cash dividend of $0.16 per share, payable January 3, 2006, to the shareholders of record at the close of business on December 9, 2005. The $0.16 cash dividend represents a 7% increase over the previous quarterly dividend.

Robert J. McCormick, President and Chief Executive Officer stated, "We are delighted to increase the cash dividend as we continue our longstanding philosophy of returning excess capital to our shareholders. Based upon our closing stock price of $12.98 from last night, the increased dividend represents a yield of 4.93%."

TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 78 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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